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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported)       AUGUST 10, 2000
                                               ---------------------------------


                          LIBERTY LIVEWIRE CORPORATION
             (Exact name of registrant as specified in its charter)


     DELAWARE                          0-1461                    13-1679856
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


              900 N. SEWARD STREET, HOLLYWOOD, CALIFORNIA 90038
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               (Address of principal executive offices) (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (323) 962-5304
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                             THE TODD-AO CORPORATION
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          (Former name or former address, if changed from last report)



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                          LIBERTY LIVEWIRE CORPORATION


                                    FORM 8-K


                                 August 10, 2000


                           ---------------------------




Item 8.    CHANGE IN FISCAL YEAR.

          On August 10, 2000, the Board of Directors of Liberty Livewire Corporation (the "Company") approved the change of the Company's fiscal year end from August 31 to December 31. A transition report on Form 10-Q covering the transition period from September 1, 1999 through December 31, 1999 will be filed with the Securities and Exchange Commission by September 25, 2000.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized



                                    LIBERTY LIVEWIRE CORPORATION
                                    -----------------------------
                                            (Registrant)


                                    /s/JEFFREY J. MARCKETTA
                                    -----------------------------
                                       Jeffrey J. Marcketta
                                      Chief Financial Officer


AUGUST  16, 2000
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     Date

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